SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 20, 2007

Earth Biofuels, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-110249	71-0915825
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 403
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 389-9800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) (1) Earth Biofuels, Inc. (the “Company”) is filing this Current Report on Form 8-K to announce changes to its management team.

Effective February 20, 2007, the Company’s Board of Directors appointed Tommy Foltz as President of the Company.

Tommy Foltz joined Earth Biofuels, Inc. (EBI), as Vice President of Public Affairs, January 2007.  Foltz brings a wealth of experience in the energy industry from his work in Washington, D.C., and the mid-South.  He has developed energy and environmental technology markets as the co-Director of the U.S. Department of Energy’s National Clean Cities program, as an independent contractor and as a founder and president of a 3 million gallon per year biodiesel production facility, Patriot Biofuels, Inc.  As President of Patriot Biofuels, he led the sales and distribution of more than 1 million gallons of biodiesel during the first five months of its existence.  He served as an informal adviser to the campaign of Arkansas Governor Beebe, Arkansas Agriculture Secretary Richard Bell and the Arkansas Legislature on biofuel policy.  He served at the U.S. Department of Energy from 1993 to 1997 and served on the Texas Clean Air Working Group, the Natural Gas Vehicle Coalition and Central Arkansas’ Clean Air Task Force.  Foltz and his company directed the successful efforts of the Texas Campaign for Clean Transportation (TCCT) and the Southwest Alliance for Advanced Transportation (SWAAT) during the 2001 and 2003 sessions of the Texas Legislature respectively.  He has won Achievement Awards from the Natural Gas Vehicle Coalition for his efforts related to Clean Cities and TCCT.  He currently serves on the Technical Advisory Committee for the Arkansas Bioenergy Policy Council.  Mr. Foltz earned a Bachelor of Arts in Communication from the University of Arkansas.

Name	Age	Position	Dates Served
Dennis G. McLaughlin, III	40	Director, Chief Executive Officer	September 13, 2005 to date.
Tommy Johnson	41	Director	September 13, 2005 to date.
Bruce Blackwell	58	Director	September 29, 2005 to date.
Morgan Freeman	68	Director	September 29, 2005 to date.
Bill Luckett	58	Director	September 29, 2005 to date.
Herbert E. Meyer	60	Director	June 12, 2006 to date.
Darren Miles	44	Chief Financial Officer	February 17, 2006 to date.
Christopher Chambers	42	Secretary, Executive Vice President	November 8, 2005 to date.
Robert Dubek	47	Chief Operating Officer	August 17, 2006 to date.
Tommy Foltz	41	President	February 19, 2007 to date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels, Inc.
(Registrant)

Date:	February 26, 2007	By:	/s/ Dennis McLaughlin
Dennis McLaughlin
CEO